Shareholders' Equity	6 Months Ended
Mar. 31, 2023
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 15 — SHAREHOLDERS’ EQUITY

Ordinary Shares

Universe INC was incorporated under the laws of the Cayman Islands on December 11, 2019. The original authorized number of ordinary shares upon incorporation was 50,000 shares with par value of US$1.00 per share and 50,000 shares were issued. On August 7, 2020, the Company amended its Memorandum of Association to increase the authorized number of shares to 100,000,000 shares with par value of $0.003125 per share, and subdivide the original issued shares from 50,000 shares at par value of $1.00 per share to 16,000,000 ordinary shares with par value of $0.003125 per share. As a result of this forward split of the outstanding ordinary shares at a ratio of 320-for-1 share, a total of 16,000,000 shares were issued and outstanding after the split. The issuance of these 16,000,000 shares is considered as a part of the Reorganization of the Company, which was retroactively applied as if the transaction occurred at the beginning of the period presented.

Initial Public Offering

On March 25, 2021, the Company closed its IPO of 5,000,000 ordinary shares at a public offering price of $5.00 per share. On March 29, 2021, the underwriter exercised in full its over-allotment option to purchase an additional 750,000 ordinary shares. The closing for the sale of the over-allotment shares took place on March 31, 2021. Gross proceeds of the IPO, including the proceeds from the sale of the over-allotment shares, totaled $28.75 million, before deducting underwriting discounts and other related expenses. Net proceeds of our IPO, including over-allotment shares, were approximately $25.6 million. In connection with the IPO, the Company’s ordinary shares began trading on the Nasdaq Global Market under the symbol “UPC” on March 23, 2021.

Share consolidation

On July 27, 2023, the Company completed a share consolidation of six (6) ordinary shares with par value of $0.003125 per share each in the Company’s issued and unissued share capital into one (1) ordinary share with par value of US$0.01875 (the “Share Consolidation”). As a result of the Share Consolidation, each six (6) pre-consolidation ordinary shares outstanding were automatically combined and converted to one issued and outstanding ordinary share without any action on the part of the shareholders. Our unaudited condensed consolidated financial statements were retrospectively restated for effect of the 6-for-1 Shares Consolidation (see Note 1).

As of March 31, 2023 and September 30, 2022, the Company had a total of 3,625,000 ordinary shares issued and outstanding.

Underwriter warrants

In connection with the Company’s IPO, the Company also agreed to issue warrants to the underwriter, for a nominal consideration of $0.001 per warrant, to purchase 300,000 ordinary shares of the Company (equal to 6% of the total number of ordinary shares sold in the IPO, not including any ordinary shares sold in the over-allotment option) (the “Underwriter Warrants”). The Underwriter Warrants have a term of five years, with an exercise price of $5.50 per share (equal to 110% of the Company’s IPO offering price of $5.00 per share). The Underwriter Warrants may be purchased in cash or via cashless exercise, are exercisable for five (5) years, and will terminate on the fifth anniversary of the closing of the IPO. Management determined that the Underwriter Warrants meet the requirements for equity classification under ASC 815-40 because they are indexed to its own stock. As of March 31, 2023, the Underwriter Warrants were issued and outstanding, but none of them had been exercised. For the six months ended March 31, 2023 and 2022, the Underwriter Warrants were antidilutive and accordingly were not included in the diluted EPS calculation based on treasury stock method.

Cash dividends

On September 21, 2016, September 13, 2017, February 2, 2018, September 20, 2018 and February 21, 2019, the board of directors of Jiangxi Universe approved resolutions to pay cash dividends of RMB40 million, RMB30 million, RMB20 million, RMB10 million and RMB30 million, respectively, to its shareholders at the time of record out of the retained earnings balance of Jiangxi Universe, to be paid to these shareholders when there are sufficient available earnings and the Company has sufficient funds. A total of RMB130 million (approximately $19.1 million) cash dividend was declared from September 2016 to February 2019, among which, approximately RMB20 million ($3.1 million) was paid in cash to its shareholders in 2018 and the remaining RMB110 million ($16 million) was paid to its shareholders in 2019. There were no additional cash dividends paid during the six months ended March 31, 2023 and 2022.

Except for the dividends declared mentioned above, the Company has not declared or paid dividends to its shareholders in the past, and may not choose to make additional distributions in the future. Any decision as to the payment of dividends will depend on the available earnings, the capital requirements of the Company, the Company’s general financial condition and other factors deemed pertinent by the board of directors.

Statutory reserve and restricted net assets

The Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. The payment of dividends by entities organized in China is subject to limitations, procedures and formalities. Regulations in the PRC currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China.

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors. The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion and production or increase in registered capital, but are not distributable as cash dividends.

Relevant PRC laws and regulations restrict the Company’s PRC subsidiaries from transferring a portion of their net assets, equivalent to their statutory reserves and their share capital, to the Company in the form of loans, advances or cash dividends. Only PRC entities’ accumulated profits may be distributed as dividends to the Company without the consent of a third party. As of March 31, 2023 and September 30, 2022, the restricted amounts as determined pursuant to PRC statutory laws totaled $2,439,535, and total restricted net assets amounted to $31,786,663.